ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Accrued Expenses And Other Current Liabilities Details Abstract
Accrued payroll and related costs	$ 24,049	$ 20,662
Accrued vacation	8,285	6,639
Labor union contribution	1,315	2,089
Deferred revenue	1,683	1,652
American governmental payroll support program	4,347
Other	3,391	3,991
Total accrued expenses and other current liabilities	$ 43,070	$ 35,033